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                                                                   EXHIBIT 10.39

                                MICROISLET, INC.
                                ----------------

                                  SUMMARY SHEET
                                       OF
                              DIRECTOR COMPENSATION

In addition to their monthly fee of $1,500, non-employee directors receive reimbursement of expenses of attending directors' or committee meetings. Our directors have received in the past, and may receive in the future, stock option grants.



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